Exhibit 99.8

EXECUTIVE SUMMARY

Digital Risk, LLC (“Digital Risk”) is a third party due diligence provider of mortgage loans. Digital Risk has performed a review of mortgage loan files for its client, Bayview Fund Management, LLC (“Bayview”). The review included the scopes described below.

Loan reviews were performed by Digital Risk in connection with trade BOMFT 2017-RT4 (the “Trade”). The review period of the Trade began on August 15, 2017, and concluded on September 8, 2017.

Summary of Scopes:

Servicing Pay String Review Scope (24 Month)

The servicing pay string review (“Servicing Pay String Review”) is an independent validation of counterparty reported pay string information with discrepancies noted. The review encompassed a minimum of 24 months of payment history as provided by the servicer.

Digital Risk provided a supporting summary report which displayed the review results for each loan and the servicer-provided pay string results.

Delinquencies were reported in 30 day increments ranging from 31 days delinquent through charge-off.

Summary of Results:

Servicing Pay String Review (24 Month):

A total of 2,180 Servicing Pay String Reviews were included within BOMFT 2017-RT4. A summary of the results is provided below.

Review Type	Loan Count	Variances
Servicing Pay String Review (24 Month)	2,180	277